CERTIFICATION PURSUANT TO
         SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, John A. Palmer, Secretary/Treasurer of Zaldiva, Inc. (the "small business issuer"), certify that:

     1. I have reviewed this Annual Report on Form 10-KSB of the small business issuer;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this Annual Report;

     4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

     a)   designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under
my supervision, to ensure that material information relating              to
the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Annual
Report is being prepared;

     b) evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the
disclosure controls and procedures, as of the end of the
period covered by this Annual Report based on such evaluation;            and

     c)   disclosed in this report any change in the small business
    issuer's internal control over financial reporting that
occurred during the small business issuer's most recent fiscal
quarter (the small business issuer's fourth fiscal quarter in             the
case of an annual report) that has materially affected, or            is
reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

     5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions);

     a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the
small business issuer's ability to record, process, summarize             and
report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.
information; and

     Dated: 12/27/2005                    Signature: /s/John A. Palmer
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                                                    John A. Palmer
                                                    Secretary/Tresurer